STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

September 30, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0%
Australia - .8%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	22,700,000		14,637,041
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		2,500,330
					17,137,371
Austria - .8%
Raiffeisen Bank International AG, Sr. Unscd. Bonds	EUR	4.75	1/26/2027	8,300,000	[b]	8,626,050
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	900,000		784,464
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	7,600,000		6,479,657
Raiffeisen Bank International AG, Sub. Notes	EUR	7.38	12/20/2032	2,700,000		2,781,172
					18,671,343
Belgium - .4%
Belgium, Sr. Unscd. Bonds, Ser. 76	EUR	1.90	6/22/2038	11,200,000	[c]	9,411,492
Bermuda - .1%
Athora Holding Ltd., Sr. Unscd. Bonds	EUR	6.63	6/16/2028	1,652,000		1,711,287
Canada - 2.5%
Canada, Bonds	CAD	1.75	12/1/2053	19,725,000		9,177,408
Canada, Bonds	CAD	2.50	12/1/2032	5,075,000		3,296,499
Canada, Bonds	CAD	2.75	6/1/2033	17,950,000		11,874,290
Canada, Bonds	CAD	3.25	9/1/2028	17,600,000		12,388,223
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	4,071,185	[c]	2,894,385
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	11,382,000	[c]	8,292,163
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	5,194,192	[c]	3,807,086
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	3,757,000		3,418,300
					55,148,354
Cayman Islands - .5%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		6.92	4/20/2036	5,274,060	[c,d]	5,275,579
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.15	7/15/2036	5,775,000	[c,d]	5,791,644
					11,067,223
China - 3.0%
China, Unscd. Bonds	CNY	3.81	9/14/2050	423,350,000		65,705,247

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Denmark - .1%
Denmark, Bonds	DKK	4.50	11/15/2039	14,250,000		2,354,693
France - 3.7%
BNP Paribas SA, Sr. Unscd. Notes	EUR	3.63	9/1/2029	2,100,000		2,109,929
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	6,200,000	[e]	5,403,737
France, Bonds	EUR	0.75	5/25/2028	51,050,000		48,478,470
France, Bonds	EUR	0.75	5/25/2052	12,800,000		6,395,655
La Banque Postale SA, Sub. Notes	EUR	5.50	3/5/2034	5,200,000		5,320,558
Orano SA, Sr. Unscd. Notes	EUR	5.38	5/15/2027	5,100,000		5,460,210
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	7,400,000		6,937,214
Suez SACA, Sr. Unscd. Notes	EUR	5.00	11/3/2032	1,000,000		1,084,281
					81,190,054
Germany - 2.7%
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.80	8/15/2053	35,650,000		28,754,002
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	700,000		605,427
Volkswagen Bank GmbH, Sr. Unscd. Notes	EUR	4.63	5/3/2031	14,400,000		14,875,579
Vonovia SE, Sr. Unscd. Notes	EUR	0.63	12/14/2029	1,400,000		1,144,350
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	12,000,000		8,782,563
Vonovia SE, Sr. Unscd. Notes	EUR	1.00	6/16/2033	700,000		508,434
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	6,300,000	[b]	5,408,000
					60,078,355
Greece - 1.2%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.38	7/18/2038	26,938,000	[c]	27,673,509
Hungary - .3%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	2,699,850,000		6,086,648
Hungary, Sr. Unscd. Notes		6.75	9/25/2052	880,000	[c]	837,358
					6,924,006
Indonesia - .3%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	93,430,000,000		6,323,074
Ireland - 1.0%
ESB Finance DAC, Gtd. Notes	EUR	3.75	1/25/2043	6,270,000		5,830,765
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	13,025,000	[b]	11,746,477
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	4,102,000		3,873,752
					21,450,994
Italy - 3.0%
Autostrade per L'Italia SPA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	2,340,000		2,092,792
Autostrade per L'Italia SPA, Sr. Unscd. Notes	EUR	2.00	12/4/2028	12,900,000		11,963,032

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Italy - 3.0% (continued)
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	51,150,000		53,082,160
					67,137,984
Japan - 5.0%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	4,358,900,000		29,102,524
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	4,146,700,000		26,207,689
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	7,558,900,000		37,443,052
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	1,593,000,000		8,495,068
Japan (40 Year Issue), Bonds, Ser. 15	JPY	1.00	3/20/2062	377,000,000		2,008,171
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	4,767,000		4,839,789
OSCAR US Funding X LLC, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	1,082,565	[c]	1,078,729
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	2,893,794	[c]	2,866,332
					112,041,354
Jersey - .5%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.03	7/15/2036	5,420,000	[c,d]	5,432,233
Invesco US Ltd. CLO, Ser. 2023-3A, CI. A, (3 Month TSFR +1.80%)		7.22	7/15/2036	5,600,000	[c,d]	5,603,522
					11,035,755
Luxembourg - .8%
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	10,680,000		7,772,546
Logicor Financing Sarl, Gtd. Notes	EUR	1.63	1/17/2030	2,217,000		1,777,899
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	2,191,000		1,546,406
Logicor Financing Sarl, Gtd. Notes	EUR	3.25	11/13/2028	2,475,000		2,296,690
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	1,996,000		1,666,219
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	3,150,000	[b]	3,178,782
					18,238,542
Malaysia - .4%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	42,195,000		9,138,973
Mexico - 2.8%
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000		6,695,377
Mexico, Bonds, Ser. M	MXN	7.50	5/26/2033	1,082,200,000	[b]	52,783,913
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	39,500,000	[b]	1,997,609
					61,476,899
Netherlands - .9%
Athora Netherlands NV, Sub. Notes	EUR	5.38	8/31/2032	9,541,000		9,346,588
ING Groep NV, Sr. Unscd. Notes		6.11	9/11/2034	2,188,000		2,126,821
Stellantis NV, Sr. Unscd. Notes	EUR	4.25	6/16/2031	3,210,000		3,263,462
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	1,700,000		1,387,661

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Netherlands - .9% (continued)
WPC Eurobond BV, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,071,624
					19,196,156
New Zealand - 3.4%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	79,639,000		41,333,673
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	72,175,000		33,479,642
					74,813,315
Panama - .1%
Panama, Sr. Unscd. Notes		6.88	1/31/2036	2,886,000		2,898,857
Poland - .2%
Poland, Bonds, Ser. 1033	PLN	6.00	10/25/2033	22,800,000	[b]	5,262,764
Portugal - .3%
Novo Banco SA, Sub. Notes	EUR	9.88	12/1/2033	5,300,000		5,821,538
Romania - .5%
Romania, Bonds	EUR	3.62	5/26/2030	5,350,000	[c]	4,878,831
Romania, Notes	EUR	6.38	9/18/2033	2,810,000	[c]	2,928,841
Romania, Sr. Unscd. Notes	EUR	1.75	7/13/2030	1,543,000		1,238,217
Romania, Sr. Unscd. Notes	EUR	6.63	9/27/2029	2,670,000	[c]	2,907,512
					11,953,401
Singapore - .3%
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		6,387,564
South Africa - 1.5%
South Africa, Sr. Unscd. Bonds, Ser. 2044	ZAR	8.75	1/31/2044	912,536,000		33,698,827
South Korea - 5.3%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		7,796,012
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	94,239,600,000		71,023,635
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	10,680,000,000		6,845,244
Korea, Bonds, Ser. 5303	KRW	3.25	3/10/2053	47,056,000,000		30,913,656
					116,578,547
Spain - 2.4%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	7,200,000		6,548,783
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.00	9/15/2032	1,900,000		1,561,963
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.25	4/12/2026	3,600,000		3,596,696
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.75	10/23/2030	8,000,000	[b]	6,887,891
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	1,500,000		1,349,748
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	7,900,000	[b]	7,620,123
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	31,925,000	[c]	26,322,791
					53,887,995
Supranational - .2%
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., Gtd. Notes		3.63	1/15/2032	5,915,000		4,714,671

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
Sweden - .2%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	37,450,000		3,253,302
Switzerland - 1.7%
Switzerland, Bonds	CHF	0.50	6/27/2032	10,775,000		11,228,754
UBS Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	3,780,000		3,489,738
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	14,469,000		11,262,934
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	12,330,000		11,246,651
					37,228,077
Thailand - .2%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	193,725,000		5,285,674
United Kingdom - 4.6%
Barclays PLC, Sr. Unscd. Notes	EUR	5.26	1/29/2034	10,502,000		10,959,186
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		5,096,301
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	1,305,978	[c]	1,255,484
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	6,500,000	[e]	5,905,183
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.81	12/16/2067	2,704,270	[c,d]	3,290,083
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, (3 Month SONIO +0.78%)	GBP	6.00	11/20/2063	2,759,099	[d]	3,358,230
United Kingdom Gilt, Bonds	GBP	1.25	7/31/2051	26,900,000		14,915,914
United Kingdom Gilt, Bonds	GBP	3.25	1/31/2033	29,500,000		32,819,394
United Kingdom Gilt, Bonds	GBP	3.75	7/22/2052	3,175,000		3,208,761
United Kingdom Gilt, Bonds	GBP	4.50	6/7/2028	17,500,000		21,362,040
					102,170,576
United States - 44.3%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	4,963,256	[c]	4,897,307
Aligned Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2		6.00	8/17/2048	3,914,000	[c]	3,774,199
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,778,362	[c]	3,677,025
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	5,536,556		5,463,977
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	98,513		98,325
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	4,925,000	[c]	4,439,039
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	1,400,000		1,194,990
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	3,643,000	[c]	3,552,706
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-8A, Cl. A		6.02	2/20/2030	2,831,000	[c]	2,812,117

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 44.3% (continued)
Bank of America Corp., Sr. Unscd. Notes	EUR	0.69	3/22/2031	2,697,000		2,235,794
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	6,540,000		5,935,182
BXHPP Trust, Ser. 2021-FILM, Cl. B, (1 Month TSFR +1.01%)		6.35	8/15/2036	9,620,000	[c,d]	8,868,120
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, (1 Month TSFR +1.12%)		6.45	12/15/2037	8,350,000	[c,d]	8,315,194
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	1,454,643		1,346,877
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	8,781,000		9,175,593
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes		5.25	4/1/2053	7,583,000	[b]	5,674,345
COLT Mortgage Loan Trust, Ser. 2023-2, Cl. A1		6.60	7/25/2068	3,233,406	[c]	3,224,999
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		5.93	8/15/2030	2,213,000	[c]	2,185,750
Columbia Pipelines Operating Co. LLC, Sr. Unscd. Notes		6.04	11/15/2033	3,441,000	[c]	3,360,681
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	1,263,887	[c]	1,076,119
Digital Euro Finco LLC, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,060,040
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,498,437	[c]	4,648,512
Ent Auto Receivables Trust, Ser.2023-1A, Cl. A3		6.24	1/16/2029	2,112,000	[c]	2,111,788
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	5,728,313	[c]	4,410,540
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.31	1/25/2051	1,111,526	[c,d,f]	1,079,088
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	5,559,149	[f]	5,365,796
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, (1 Month SOFR +0.56%)		5.88	8/25/2025	3,838,910	[d,f]	3,842,298
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/25/2057	2,237,376	[f]	2,123,144

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 44.3% (continued)
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/25/2058	3,266,484	[f]	3,046,340
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D		4.00	10/25/2058	2,420,176	[f]	2,240,995
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU		2.50	5/25/2060	2,195,030	[f]	1,962,640
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1		3.50	11/25/2028	4,690,007	[f]	4,385,262
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2		3.50	5/25/2029	5,000,000	[f]	4,509,340
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	4,118,659	[f]	3,728,116
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000	[f]	5,382,120
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,642,889	[f]	7,005,167
Ford Motor Co., Sr. Unscd. Notes		3.25	2/12/2032	2,322,000		1,791,756
Ford Motor Co., Sr. Unscd. Notes		6.10	8/19/2032	5,212,000	[b]	4,914,617
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	5,980,000		6,216,266
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.75	5/17/2032	2,386,000		2,437,922
Life Mortgage Trust, Ser. 2021-BMR Cl. A, (1 Month TSFR +0.81%)		6.15	3/15/2038	4,275,920	[c,d]	4,193,956
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	2,459,611	[c]	2,332,155
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Bonds	EUR	0.99	10/15/2026	4,367,000		3,289,426
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	8,712,000		8,110,145
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	7,340,000		6,108,857
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1		2.28	4/25/2061	5,545,729	[c]	4,568,875
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	2,791,954	[c]	2,649,927

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 44.3% (continued)
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	6,834,000		7,190,661
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	2,576,000	[b]	2,706,235
Retained Vantage Data Centers Issuer LLC, Ser. 2023-1A, Cl. A2A		5.00	9/15/2048	5,630,000	[c]	5,086,485
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[c]	6,207,574
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[c]	4,854,804
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[c]	7,688,295
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A		1.97	9/25/2037	2,744,857	[c]	2,493,247
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	1,430,000	[c]	1,364,653
Stellantis Finance US, Inc., Gtd. Notes		6.38	9/12/2032	200,000	[b,c]	197,054
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	5,775,000	[c]	5,707,303
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		5.94	8/18/2034	11,280,000	[b]	10,843,822
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.04	10/28/2033	4,385,000		4,258,380
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,447,058	[c]	6,918,531
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	6,700,353	[c]	5,833,877
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,627,862	[c]	5,720,819
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	3,648,000		3,263,506
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	8,175,000		7,700,264
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	859,000		826,708
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	5,801,000	[b]	5,475,719
U.S. Bancorp, Sr. Unscd. Notes		5.85	10/21/2033	4,612,000		4,369,327
U.S. Treasury Bonds		3.63	2/15/2053	43,800,000		36,234,234
U.S. Treasury Bonds		4.13	8/15/2053	30,000,000		27,239,062
U.S. Treasury Bonds		5.50	8/15/2028	32,350,000	[b]	33,530,270
U.S. Treasury Notes		2.88	8/15/2028	2,750,000		2,539,775
U.S. Treasury Notes		3.88	12/31/2029	27,750,000		26,586,885
U.S. Treasury Notes		4.00	7/31/2030	70,600,000		68,018,687
U.S. Treasury Notes		4.38	8/31/2028	14,875,000		14,728,574
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	1,144,765	[c]	1,133,143
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	5,716,000	[c]	5,495,937

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 96.0% (continued)
United States - 44.3% (continued)
Verizon Communications, Inc., Sr. Unscd. Bonds	EUR	4.25	10/31/2030	2,900,000		3,057,716
Verizon Communications, Inc., Sr. Unscd. Notes		2.55	3/21/2031	15,115,000		12,042,985
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	2,980,710	[c]	2,923,282
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	3,399,392	[c]	3,382,041
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	3,410,000	[c]	2,932,484
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000		2,376,946
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	2,326,000	[c]	1,982,381
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	379,000	[c]	233,508
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	6,752,000	[c]	4,329,950
Wells Fargo & Co., Sr. Unscd. Notes		5.39	4/24/2034	3,670,000		3,432,510
Wells Fargo & Co., Sr. Unscd. Notes		5.56	7/25/2034	6,900,000		6,537,264
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month TSFR +1.26%)		6.60	2/15/2040	2,877,544	[c,d]	2,754,444
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2051-4/1/2052				44,984,785	[f]	34,532,544
2.50%, 10/1/2050				18,832,615	[f]	15,196,233
3.50%, 6/1/2052				23,613,217	[f]	20,338,467
4.00%, 6/1/2052				16,135,758	[f]	14,383,237
5.00%, 7/1/2052				24,996,248	[f]	23,625,861
Federal National Mortgage Association:
2.00%, 1/1/2051-11/1/2051				63,646,547	[f]	48,858,687
2.50%, 9/1/2050-4/1/2052				131,521,323	[f]	105,996,448
3.00%, 6/1/2050				37,215,643	[f]	31,333,053
4.00%, 5/1/2052-6/1/2052				55,582,496	[f]	49,563,588
4.50%, 6/1/2052				66,505,546	[f]	61,138,831
5.00%, 7/1/2052				26,655,927	[f]	25,182,500
Government National Mortgage Association II:
2.50%, 11/20/2051				4,530,160		3,709,934
					983,882,152
Total Bonds and Notes (cost $2,337,012,970)				2,130,949,925

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount ($)		Value ($)
Options Purchased - .0%
Call Options - .0%
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 172,950,000 Goldman Sachs & Co. LLC		0.70	11/15/2023	172,950,000	[g]	134,031
Swaption Payer Markit iTraxx Europe Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 211,950,000 Goldman Sachs & Co. LLC	EUR	0.73	11/15/2023	211,950,000	[g]	106,059
					240,090
Put Options - .0%
Japanese Yen, Contracts 5,581,000 Barclays Capital, Inc.		147.55	10/16/2023	55,810		18,573
Total Options Purchased (cost $349,255)				258,663
Description	1-Day Yield (%)			Shares		Value ($)
Investment Companies - 1.8%
Registered Investment Companies - 1.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $39,125,946)		5.40		39,125,946	[h]	39,125,946

Investment of Cash Collateral for Securities Loaned - 2.6%
Registered Investment Companies - 2.6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $58,279,574)		5.40		58,279,574	[h]	58,279,574
Total Investments (cost $2,434,767,745)				100.4%	2,228,614,108
Liabilities, Less Cash and Receivables				(0.4%)	(8,314,292)
Net Assets				100.0%	2,220,299,816

SOFR—Secured Overnight Financing Rate

SONIO—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At September 30, 2023, the value of the fund’s securities on loan was $89,557,847 and the value of the collateral was $95,435,192, consisting of cash collateral of $58,279,574 and U.S. Government & Agency securities valued at $37,155,618. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2023, these securities were valued at $273,965,483 or 12.34% of net assets.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Exercise price is referenced as basis points.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	982	12/15/2023	72,536,670[a]	70,697,027	(1,839,643)
Euro BTP Italian Government Bond	1,175	12/7/2023	139,083,864[a]	136,314,150	(2,769,714)
Euro-Bond	34	12/7/2023	4,660,206[a]	4,624,158	(36,048)
Euro-Schatz	22	12/7/2023	2,440,641[a]	2,442,015	1,374
U.S. Treasury 10 Year Notes	1,429	12/19/2023	157,191,490	154,421,313	(2,770,177)
U.S. Treasury 2 Year Notes	93	12/29/2023	18,926,045	18,852,117	(73,928)
U.S. Treasury 5 Year Notes	2,155	12/29/2023	228,764,028	227,049,464	(1,714,564)
U.S. Treasury Long Bond	109	12/19/2023	12,306,884	12,402,156	95,272
Futures Short
Canadian 10 year Bond	1,716	12/18/2023	149,535,791[a]	145,454,136	4,081,655
Euro 30 Year Bond	441	12/7/2023	61,772,530[a]	57,050,014	4,722,516
Euro-Bobl	1,438	12/7/2023	178,314,081[a]	175,977,677	2,336,404
Long Term French Government Future	839	12/7/2023	110,068,517[a]	109,282,435	786,082

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Short (continued)
U.S. Treasury Ultra Long Bond	612	12/19/2023	75,706,590	72,636,750	3,069,840
Ultra 10 Year U.S. Treasury Notes	1,030	12/19/2023	118,040,943	114,909,375	3,131,568
Gross Unrealized Appreciation				18,224,711
Gross Unrealized Depreciation				(9,204,074)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Call Options:
Japanese Yen, Contracts 5,581,000, Barclays Capital, Inc.	151.00	10/16/2023	55,810		(11,073)
Put Options:
Swaption Payer Markit CDX North America Investment Grade Index Series 41, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 172,950,000, Goldman Sachs & Co. LLC	0.88	11/15/2023	172,950,000	[b]	(143,253)
Swaption Payer Markit iTraxx Europe Crossover Index Series 40, Receiver 3 Month Fixed Rate of 1.00% terminating on 12/20/2028, Contracts 211,950,000, Goldman Sachs & Co. LLC	0.93	11/15/2023	211,950,000	[b]EUR	(248,519)
Japanese Yen, Contracts 5,581,000, Barclays Capital, Inc.	146.10	10/16/2023	55,810		(9,401)
Total Options Written (premiums received $385,532)					(412,246)

a Notional amount stated in U.S. Dollars unless otherwise indicated.

b Exercise price is referenced as basis points.

EUR—Euro

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
United States Dollar	276,457,331	Euro	258,220,000	10/30/2023	3,094,318
United States Dollar	7,493,619	Hungarian Forint	2,709,779,000	10/30/2023	180,309
United States Dollar	2,597,331	Danish Krone	18,075,000	10/30/2023	30,878
United States Dollar	2,238,118	Taiwan Dollar	71,763,000	10/30/2023	6,369
United States Dollar	68,603,349	Chinese Yuan Renminbi	500,326,625	10/30/2023	(36,301)
Euro	998,658	Hungarian Forint	985,243	10/30/2023	13,415
United States Dollar	92,271,549	Japanese Yen	13,548,405,000	10/30/2023	1,103,955
United States Dollar	2,221,761	Indian Rupee	185,046,000	10/30/2023	(3,097)
BNP Paribas Corp.
United States Dollar	2,354,000	Canadian Dollar	3,155,989	10/30/2023	29,402
Euro	2,277,000	United States Dollar	2,425,710	10/30/2023	(15,178)
Citigroup Global Markets Inc.
British Pound	1,303,000	United States Dollar	1,595,050	10/30/2023	(4,948)
United States Dollar	76,013,193	New Zealand Dollar	128,008,000	10/30/2023	(708,976)
Swedish Krona	12,411,000	United States Dollar	1,142,856	10/30/2023	(5,425)
United States Dollar	1,123,027	Swedish Krona	12,411,000	10/30/2023	(14,404)
United States Dollar	276,623,369	Euro	258,411,000	10/30/2023	3,058,155
Australian Dollar	2,627,000	Euro	2,617,212	10/30/2023	9,788
Canadian Dollar	2,894,000	Euro	2,900,616	10/30/2023	(6,616)
Euro	4,071,515	Canadian Dollar	4,024,482	10/30/2023	47,033
Brazilian Real	115,852,000	United States Dollar	23,135,234	10/3/2023	(102,406)
United States Dollar	23,554,335	Brazilian Real	115,852,000	10/3/2023	521,507
United States Dollar	121,238,503	South Korean Won	160,529,476,000	10/30/2023	2,069,937
Czech Koruna	51,547,000	Euro	51,550,632	10/30/2023	(3,632)
Euro	1,802,208	Czech Koruna	1,807,695	10/30/2023	(5,487)
Japanese Yen	832,624,000	United States Dollar	5,662,510	10/30/2023	(59,760)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc. (continued)
Polish Zloty	9,653,000	Hungarian Forint	9,651,046	10/30/2023	1,954
United States Dollar	1,099,741	Mexican Peso	19,358,000	10/30/2023	(5,047)
Japanese Yen	216,206,000	Euro	216,206,584	10/30/2023	(584)
Swiss Franc	2,024,000	United States Dollar	2,227,393	10/30/2023	(8,696)
United States Dollar	9,342,754	Swiss Franc	8,351,000	10/30/2023	188,438
Goldman Sachs & Co. LLC
United States Dollar	1,929,209	Czech Koruna	44,205,000	10/30/2023	15,826
United States Dollar	2,816,000	Euro	2,623,551	10/30/2023	38,594
United States Dollar	6,547,449	Singapore Dollar	8,913,000	10/30/2023	18,174
Euro	3,223,989	New Zealand Dollar	3,241,638	10/30/2023	(17,649)
United States Dollar	65,280,877	Mexican Peso	1,123,410,000	10/30/2023	1,166,296
Indonesian Rupiah	34,505,829,000	United States Dollar	2,213,473	10/30/2023	19,060
Swedish Krona	12,247,000	United States Dollar	1,127,346	10/30/2023	(4,945)
United States Dollar	1,111,880	Swedish Krona	12,247,000	10/30/2023	(10,521)
United States Dollar	9,569,720	Malaysian Ringgit	44,815,000	10/30/2023	4,115
Euro	2,119,682	Swedish Krona	2,131,034	10/30/2023	(11,352)
Hungarian Forint	824,291,582	Polish Zloty	824,274,554	10/30/2023	17,028
Brazilian Real	115,852,000	United States Dollar	23,748,729	10/3/2023	(715,901)
United States Dollar	23,135,234	Brazilian Real	115,852,000	10/3/2023	102,406
HSBC Securities (USA) Inc.
Euro	1,155,834	Polish Zloty	1,167,413	10/30/2023	(11,579)
United States Dollar	45,877,664	Canadian Dollar	61,432,000	10/30/2023	628,867
Chinese Yuan Renminbi	9,450,000	United States Dollar	1,296,013	10/30/2023	429
United States Dollar	6,497,753	Polish Zloty	28,360,000	10/30/2023	11,887
United States Dollar	34,747,892	South African Rand	659,727,000	10/30/2023	966
United States Dollar	3,014,365	Euro	2,831,000	10/30/2023	17,344

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
HSBC Securities (USA) Inc. (continued)
United States Dollar	6,901,257	Indonesian Rupiah	106,229,675,000	10/30/2023	28,180
United States Dollar	5,668,084	Thai Baht	203,550,000	10/30/2023	62,863
United States Dollar	17,498,469	Australian Dollar	27,035,000	10/30/2023	96,193
New Zealand Dollar	2,862,000	Euro	2,826,001	10/30/2023	35,999
Merrill Lynch, Pierce, Fenner & Smith, Inc.
Taiwan Dollar	71,763,000	United States Dollar	2,232,388	10/30/2023	(639)
Chilean Peso	1,004,073,000	United States Dollar	1,108,738	10/30/2023	18,546
Morgan Stanley & Co. LLC
United States Dollar	445,320	British Pound	364,000	10/30/2023	1,117
Euro	17,513,000	United States Dollar	18,545,169	10/30/2023	(5,139)
RBC Capital Markets, LLC
United States Dollar	3,468,753	Swedish Krona	38,541,000	10/30/2023	(63,413)
United States Dollar	999,336	New Zealand Dollar	1,686,000	10/30/2023	(11,176)
United States Dollar	101,413,353	British Pound	81,808,000	10/30/2023	1,579,873
Gross Unrealized Appreciation					14,219,221
Gross Unrealized Depreciation					(1,832,871)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
EUR Fixed at 2.8	EUR - Maturity Eurostat Eurozone HICP Ex Tobacco Unrevised NSA	7/28/2053	67,817,301	955,614	762,169	193,445
USD - Maturity US CPI Urban Consumers NSA	USD Fixed at 2.53	7/28/2053	95,105,000	1,650,653	891,949	758,704

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Gross Unrealized Appreciation						952,149
Gross Unrealized Depreciation						-

EUR—Euro

USD—United States Dollar

See notes to financial statements.

OTC Total Return Swaps
Received Reference Entity	Paid Reference Entity	Counterparties	Maturity Date	Notional Amount	Unrealized (Depreciation) ($)
EUR - Maturity Markit iBoxx € Liquid High Yield Index	EUR - 3 Month Euribor	J.P. Morgan Securities LLC	12/20/23	1,107,786	(12,346)
EUR - Maturity Markit iBoxx € Liquid High Yield Index	EUR - 3 Month Euribor	J.P. Morgan Securities LLC	12/20/23	26,442,588	(194,361)
USD - Maturity Markit iBoxx $ Investment Grade Corporate Bond ETF	USD - Maturity Secured Overnight Financing Rate	J.P. Morgan Securities LLC	12/20/23	65,174,959	(555,867)
Gross Unrealized Depreciation					(762,574)

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
Markit CDX North America Investment Grade Index Series 41, Received Fixed Rate of 1.00% 3 Month	12/20/2028	160,680,000	1,610,965	1,957,013	(346,048)
Purchased Contracts:[3]
Markit iTraxx Europe Senior Financial Index Series 40, Paid Fixed Rate of 1.00% 3 Month	12/20/2028	101,924,186	(493,945)	(676,191)	182,246

Centrally Cleared Credit Default Swaps (continued)
Reference Obligation	Maturity Date	Notional Amount ($)[1]	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[3](continued)
Markit iTraxx Europe Crossover Index Series 40, Paid Fixed Rate of 1.00% 3 Month	12/20/2028	331,569,459	(4,063,765)	(3,060,121)	(1,003,644)
Gross Unrealized Appreciation				182,246
Gross Unrealized Depreciation				(1,349,692)

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF INVESTMENTS
BNY Mellon Global Fixed Income Fund

September 30, 2023 (Unaudited)

The following is a summary of the inputs used as of September 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	86,079,900	-	86,079,900
Collateralized Loan Obligations	-	22,102,978	-	22,102,978
Commercial Mortgage-Backed	-	61,627,571	-	61,627,571
Corporate Bonds	-	416,483,380	-	416,483,380
Foreign Governmental	-	852,838,380	-	852,838,380
Investment Companies	97,405,520	-	-	97,405,520
U.S. Government Agencies Collateralized Mortgage Obligations	-	38,793,664	-	38,793,664
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	10,287,182	-	10,287,182
U.S. Government Agencies Mortgage-Backed	-	433,859,383	-	433,859,383
U.S. Treasury Securities	-	208,877,487	-	208,877,487
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	14,219,221	-	14,219,221
Futures††	18,224,711	-	-	18,224,711
Options Purchased	-	258,663	-	258,663
Swap Agreements††	-	1,134,395	-	1,134,395
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(1,832,871)	-	(1,832,871)
Futures††	(9,204,074)	-	-	(9,204,074)
Options Written	-	(412,246)	-	(412,246)
Swap Agreements††	-	(2,112,266)	-	(2,112,266)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills)financial futures and forward foreign currency exchange contracts (“forward contracts”)are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by the Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Financial futures, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of BNY Mellon Investment Adviser, Inc., the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by BNY Mellon Investment Adviser Inc., or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. Each type of derivative instrument that was held by the fund at September 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of interest rates, foreign currencies and credit, or as a substitute for an investment. The fund is subject to market risk, interest rate risk and currency risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date. Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. Interest rate swaps open at September 30, 2023 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The underlying reference asset could be a security, an index, or basket of investments.

At September 30, 2023, accumulated net unrealized depreciation on investments was $185,724,521, consisting of $40,171,299 gross unrealized appreciation and $225,895,820 gross unrealized depreciation.

At September 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Additional investment related disclosures are hereby incorporated by reference to the annual and semi-annual reports previously filed with the SEC on Form N-CSR.